FARM BUREAU LIFE INSURANCE COMPANY
Farm Bureau Life Variable Account
Supplement Dated May 2, 2013
to the
Prospectus for Variable Universal Life Insurance Policy
(dated May 1, 2009)

This supplement updates certain information about the variable universal life insurance policy (the "Policy") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Policy prospectus for future reference.

Effective June 1, 2013, we will increase the current charge for the monthly policy expense charge and the monthly per $1,000 charge to the maximum guaranteed level specified in the Policy and the prospectus for the Policy. In that regard, we are modifying the sections of the prospectus noted below.

On page 9 of the prospectus, the disclosure pertaining to the monthly policy expense charge and the monthly per $1,000 charge in the section entitled, "FEE TABLES - Periodic Charges (Other than Investment Option Operating Expenses)," is replaced in its entirety with the following:

						Amount Deducted -
			When Charge is	Maximum Guaranteed	Amount Deducted -
Charge		Deducted		Charge            	Current Charge

Monthly Policy	Monthly, on the 	$15				$15
Expense Charge	Monthly Deduction
       Day

Monthly Per 	Monthly, on the Monthly
$1,000 Charge (8)	Deduction Day for the first
			10 Policy Years and for the first
			10 Policy Years following an
			increase in Specified Amount to
			the extent of the increase

Maximum Charge (9)			$0.15 per $1,000 of	$0.15 per $1,000 of
					Specified Amount or	Specified Amount or
					Specified Amount	Specified Amount
					increase		increase

Minimum Charge (10)			$0.15 per $1,000 of 	$0.15 per $1,000 of
					Specified Amount or	Specified Amount or
					Specified Amount	Specified Amount
					increase		increase

Charge for Male, Issue			$0.15 per $1,000 of	$0.15 per $1,000 of
Age 30, $250,000			Specified Amount or	Specified Amount or
Specified Amount Band			Specified Amount	Specified Amount
					increase		increase

(8) The monthly per $1,000 charge equals a charge per $1,000 of Specified Amount, and may vary based on the Insured's Issue Age and Specified Amount band. The monthly per $1,000 charge shown in the table represents the charge you will pay. More detailed information concerning your monthly per $1,000 charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase.

(9) The maximum guaranteed monthly per $1,000 charge and the maximum current monthly per $1,000 charge are the same for all Insureds.

(10) The minimum guaranteed monthly per $1,000 charge and the minimum current monthly per $1,000 charge are the same for all Insureds.

On page 41 of the prospectus, the section entitled, "CHARGES AND
DEDUCTIONS - Monthly Deduction - Monthly Policy Expense Charge," is replaced in its entirety with the following:

Monthly Policy Expense Charge.   We have primary responsibility
for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $15 monthly administrative charge against each Policy for the first 10 Policy Years. We guarantee this charge will not exceed $15 per Policy Month for the life of the Policy.

On page 51 of the prospectus, the last two sentences in the first paragraph in the section entitled "CHARGES AND DEDUCTIONS
- Monthly Deduction - Monthly Per $1,000 Charge," and the table showing the monthly per $1,000 charges for ages in each Specified Amount Band are replaced in their entirety with the following:

Your current monthly per $1,000 charge may depend upon your Issue Age and Specified Amount Band. We have listed below the current monthly per $1,000 charge for ages in each Specified
Amount Band.

					Specified Amount Band
Issue Age	$0 - $249,000		$250,000 - $999,999	$1,000,000 and above

0-15		$0.15 per $1,000 of	$0.15 per $1,000 of 	$0.15 per $1,000 of
		Specified Amount or	Specified Amount or	Specified Amount or
		Specified Amount	Specified Amount	Specified Amount
		increase		increase		increase


16 and over	$0.15 per $1,000 of	$0.15 per $1,000 of	$0.15 per $1,000 of
		Specified Amount or	Specified Amount or	Specified Amount or
		Specified Amount	Specified Amount	Specified Amount
		increase		increase		increase


*	*	*

If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.